Exhibit 99.1
June 2023 Investor Presentation

Safe Harbor Statement The forward-looking statements contained in this presentation are subject to various risks and known and unknown uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that the Company’s expectations will be achieved. Factors which could cause the Company’s actual results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements are set forth under the captions “Item 1A. Risk Factors” and “Forward-Looking Statements” in our annual report on Form 10-K and in our quarterly reports on Form 10-Q and described from time to time in the Company’s filings with the SEC. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. This presentation contains certain non-GAAP financial measures, including Net Operating Income (NOI), Funds From Operations (FFO), and Funds From Operations, as adjusted (FFO, as adjusted). The definitions of these terms, the reasons for their use, and reconciliations to the most directly comparable GAAP measures are included in our Earnings Release as well as the Non-GAAP Financial Measures section under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our annual report on Form 10-K and quarterly reports on Form 10-Q, and described from time to time in the Company’s filings with the SEC. Use of Non-GAAP Financial Measures

Introduction to CubeSmart A high-quality portfolio in an attractive industry with proven returns 1,287 Properties1 $13.4 Billion Market Cap3 70% 5-year total shareholder return2 55% 5-year Dividend Growth4 59% 5-year Growth in FFO per Share, as Adjusted2 Baa2/BBB Rating $3.0 Billion 5-year acquisition volume2 1. As of March 31, 2023 2. Period ended December 31, 2022 3 3. Market value of common equity and book value of debt as of March 31, 2023 4. Annual dividends declared for period ended December 31, 2022

Why CubeSmart? A company built to perform throughout all phases of the cycle Attractive Industry Well-diversified demand characteristics create strong industry fundamentals Cash Flow Stability Industry-leading portfolio demographics and a conservative balance sheet produce stable cash flows throughout the entire cycle Focus on Quality Continuing to grow the platform through high-quality investments and further operational evolution to generate long-term value Experience A well-seasoned management team with experience operating throughout many macroeconomic environments 4

CubeSmart’s History A history of executing on strategic objectives 2004 2006 2010 2011 2011 U-Store-It initial public offering Arrival of current management team Acquired United Stor-All to establish the third-party management platform Rebranded the company as CubeSmart Won 1st ISS industry award for Best Customer Service Issued debut investment grade unsecured senior notes Opened 1,000th CubeSmart location Launched fully online rental platform, SmartRental Acquired 59 property Storage West portfolio for $1.7 billion Acquired 22 property Storage Deluxe portfolio located primarily in NYC for $560 million 2012 2012 2018 2020 2021 5

Attractive Industry Strong sector fundamentals generate outsized long-term returns Dynamic Demand Wide range of needs drives demand for the product throughout all economic cycles High Margins Low expense load & cap-ex requirements drive more cash flow to the bottom line Short-Term Leases Month-to-month leases allow for rapid repricing in response to changing economic conditions Increasing Utilization Newly identified sources of demand have created increases in utilization and product awareness 6 1. For the periods ending December 31, 2022 2. Source: S&P Global Capital IQ, storage REITs straight average total return for CUBE, PSA, EXR, and LSI 0% 50% 100% 150% 200% 250% 300% 350% 400% 5-Year 10-Year 15-Year Self-Storage REIT Average Return vs RMZ Storage REITs RMZ Index 1 1 1 2

Cash Flow Stability National scale with a focused concentration in key markets National Scale CubeSmart operates in 154 markets across 39 states and the District of Columbia1, providing diversification throughout the country Key Market Depth A portfolio focused on coverage across all attractive submarkets within our core MSAs Customer Diversification With ~717k customers1 across the portfolio, our customer base is representative of each store’s local community while no single tenant or cohort represents a material segment of the rent roll 7 1. As of March 31, 2023

Diversified Portfolio in Quality Markets National platform with a focus in core markets to drive long-term value States with Managed Stores Only States with Owned Stores Focus on Top Markets 89% of owned store NOI comes from top-40 MSAs1 Portfolio Exposure Exposure to secondary and tertiary markets through our third-party management program and joint ventures further diversifies the portfolio and leverages our operating platform 8 1. For the three months ended March 31, 2023

Industry-Leading Demographics Generate Long-Term Value Quality market focus creates a strong demand backdrop and cash flow stability 1. Source: Evercore ISI Research Report dated November 21, 2022 2. Total owned portfolio NOI for the three months ended March 31, 2023 9 0 50 100 150 200 CUBE PSA EXR LSI NSA Avg 3-Mile Population Density (000’s)1 65 75 85 95 CUBE PSA EXR LSI NSA Avg 3-Mile Median Household Income (000’s)1 37% 78% 89% 0% 50% 100% Top 5 Markets Top 25 Markets Top 40 Markets % of Same-Store NOI2 Strong Demographics A strategic focus on submarkets with attractive demographics for stable, long-term demand trends Mature Markets Larger, stable markets should experience less volatility than secondary and tertiary markets while strong demographics support demand trends throughout the economic cycle

Market Leader in New York City Lowest Supplied Market Supply across the three key outer boroughs is 2.7 SF per capita1, the lowest nationally and less than half the national average of 7.6 SF per capita2. Supply pipeline is waning due to recent legislative changes removing self-storage eligibility for the ICAP tax incentive program Best-In Class Portfolio Our NYC stores make up the largest portfolio of purpose-built, Class-A properties in the outer boroughs that create vibrant billboards for our brand Unique Submarkets Each borough features a robust local economy with its own unique, stable demand drivers Portfolio Composition 3 NYC competitive advantage is a key component of our long-term strategy 1. Source: CubeSmart internal market research 2. Source: 2023 Self-Storage Almanac 10 All Other Markets 3. Total portfolio NOI for the three months ended March 31, 2023

Quality Platform Sophisticated, fully integrated platform focused on providing flexible and efficient service delivery to maximize property cash flows over the long term Quality Company Continued focus on corporate responsibility and risk management to ensure sustainable long-term growth Quality Balance Sheet Investment-grade balance sheet provides flexibility to access a full array of capital sources to finance growth opportunities Value Creation Strategy Focus on quality drives long-term shareholder value 11 Quality Portfolio Disciplined investment strategy to grow our nation-wide portfolio of best-in-class assets in core markets with strong demographics and demand profiles

Operating Platform Foundation of proprietary solutions creates flexibility for the future Technological Platform Invest in foundational systems to provide scalability Customer Capture Attract the greatest share of demand across all channels through sophisticated strategies Dynamic Pricing Maximize revenue through real-time pricing decisions that leverage historical customer data Service Oriented Model Provide award-winning customer service to meet the many needs of our customers Ongoing Optimization Continually test new strategies to capture further efficiencies 12 Platform | Portfolio | Balance Sheet | Company

Platform | Portfolio | Balance Sheet | Company

Optimizing the Platform

Efficient interactions across the customer journey

The Customer Journey

Research

Paid Search
Bid on ~2+ million keywords

Brand Marketing
Further build brand awareness, making CUBE an operator of choice

Social Media
Innovative tactics to reach prospective customers

Reservation

Website
Interact with 13.5 million visitors annually[1]

Sales Center
Receive 800k calls annually[1]

RateSmart
Leverage demand trends to generate optimal pricing

Rental

SmartRental
~30% of customers rent through SmartRental

In-Store Teammates
Reduce friction throughout the rental process

HIVE Point of Sale
Flexible platform to build further enhancements

Existing Customer

CubeSmart Mobile App
Enhanced customer interaction

Lazarus Data Warehouse
Utilize customer data to further optimize operations

Rate Increases
Maximize revenue through individually optimized customer rate increases

1. Data for full year ended December 31, 2022

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Redefining the Customer Experience Meeting the changing needs of our customers Leveraging Digital Platforms Replicate the in-person experience across all customer touch points Omni-Channel Experience A fully integrated experience where customers can seamlessly transition between various channels & platforms Customer Preference Provide optionality to meet the customer in the way they wish to interact Award Winning Customer Service Continue to provide industry-leading service both in-store and across all of our digital platforms 14 Platform | Portfolio | Balance Sheet | Company

External Growth Strategy Enhancing our portfolio through strategic external growth opportunities High-Quality Acquisitions Target acquisitions of well positioned, quality assets in markets with strong demographics and demand trends Development & Lease-Up Build and acquire purpose-built properties in top markets to generate elevated growth over the long term Value-Add Joint Ventures Generate outsized returns, reduce risk and enhance further diversification through acquisitions with partners Third-Party Management Mutually beneficial value creation by generating additional scale and value from our platform Platform | Portfolio | Balance Sheet | Company 15

0 200 400 600 800 1000 1200 1400 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Wholly-Owned Joint Venture Managed Robust Portfolio Growth Strategically increase the scale of the platform Multi-Faceted Growth Strategy Continue to utilize wide variety of avenues to grow the portfolio Brand Awareness Since 2010, increased stores on the platform by 180% Customer Data Points The consistent growth in CubeSmart stores has substantially increased our customer base by ~526k since 2010 1,287 460 Platform | Portfolio | Balance Sheet | Company 16 1 1. As of March 31, 2023

Acquisitions Disciplined investment strategy to prudently build our portfolio 83% of acquisitions in top 25 MSAs1 $1.5B of acquisitions from third-party management1 Strong Demographics Focus on submarkets with attractive demographics for strong long-term demand characteristics Complement Existing Portfolio Continue to identify opportunities to improve coverage across core markets Platform Value-Add Placing new properties on the CubeSmart platform generates multi-year yield expansion Strategic Lease-up Opportunities Acquire properties in lease-up to generate elevated returns $3.0B of wholly-owned acquisitions since 2018 1. Since 2010 Platform | Portfolio | Balance Sheet | Company 17

Development Strategic partnerships drive additional long-term value to our shareholders Partner with Local Developers Partner with developers that have local market expertise and can source high-quality sites Focus on Top Markets Targeted projects in high-quality markets that generate attractive long-term risk-adjusted returns Operational Expertise Leverage CubeSmart’s operating platform to optimally design and efficiently lease-up new stores Portfolio Refresh Enhance the quality of our existing portfolio through purpose-built, flagship properties that showcase our brand $682M of new projects delivered1 100% of new development in top 10 markets $57M of new projects in the pipeline2 Platform | Portfolio | Balance Sheet | Company 1. Development deliveries as of March 31, 2023 (does not include C/O acquisitions) 2. As of March 31, 2023 18

Joint Venture Advantages Strategic investment with joint venture partners adds value to our portfolio 4 different ventures1 75 total properties1 Strong Returns Fee revenue and promoted interests increase our return profile for transactions Diversification Further diversifying cash flow and exposure to markets outside of core acquisition strategy Opportunistic Unstabilized Acquisitions Spread investment capital across additional transactions through a minority interest while mitigating dilution through fees Acquisition Opportunities Opportunity to purchase assets that are a strategic fit at the end of the hold period Platform | Portfolio | Balance Sheet | Company 19 $900M of properties acquired in joint ventures1 1. As of March 31, 2023. Excludes two unconsolidated joint ventures acquired as a part of the Storage West transaction

Third-Party Management Mutually beneficial relationships drive additional long-term value to our shareholders 676 properties1 185+ partnerships1 $34M management fee income2 Profitability Create additional revenue streams for our shareholders through management and other fees Scale Continue expanding our national footprint and brand as we onboard additional stores, increasing operating efficiencies Acquisition Pipeline Opportunity for relationship-driven transactions while utilizing our knowledge of the assets to reduce underwriting risk Relationships Build a group of partners to share insights and industry trends Platform | Portfolio | Balance Sheet | Company 1. As of March 31, 2023 2. For the year ended December 31, 2022 20

Financial Strength Ensuring stability while funding growth Continue to operate with credit metrics at the conservative end of our investment grade rating, ensuring access to a variety of attractively-priced capital Net Debt to EBITDA1: 4.3x EBITDA Coverage1,2: 7.1x Debt to Gross Assets1: 39.6% 1. Source: Company Filings, as of December 31 of each stated year. 2. Calculated as annual EBITDA / Interest Expense BBB (Stable) Baa2 (Stable) 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2017 2018 2019 2020 2021 2022 Unsecured Debt Secured Debt 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 2017 2018 2019 2020 2021 2022 0.0x 2.0x 4.0x 6.0x 8.0x 2017 2018 2019 2020 2021 2022 Platform | Portfolio | Balance Sheet | Company 21

Liquidity and Access to Capital Access to the full range of capital sources to fund commitments Capital Needs & Liquidity Ample liquidity to manage near-term capital needs Capital Needs: $95.0M through 20241 • $32.3M of remaining development commitments • $62.7M of debt maturities Existing Sources of Capital • $788.6M of remaining capacity on revolving credit facility1 • Retained free cash flow Access to Capital Proven ability to access a variety of sources of capital Raised $6.4 billion since 2010 • Common Equity: Raised $2.5 billion of net proceeds • Unsecured Senior Notes: Raised $3.4 billion through ten unsecured senior note issuances • Credit Facility: $850 million revolving line of credit • Bank Debt: Raised $500 million in term loans (since repaid) • Preferred Equity: Raised $77.5 million in preferred equity (since redeemed) 30,625 32,049 300,000 336,347 61,400 550,000 404,300 350,000 450,000 500,000 - 200,000 400,000 600,000 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 Debt Maturity Schedule1 (000’s) Secured Debt Unsecured Debt Unsecured revolving credit facility Platform | Portfolio | Balance Sheet | Company 1. As of March 31, 2023 22

Experienced Management Lengthy track record of experience through all phases of the cycle Platform | Portfolio | Balance Sheet | Company 1. Represents averages for CubeSmart Senior Management 17 years in self storage 13 years with CubeSmart 18 years at publicly-traded REITs Senior Management1 23

$0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 FFO per Share, as Adjusted Funds From Operations Growth Long-term growth in portfolio cash flows +242% Platform | Portfolio | Balance Sheet | Company 24

$- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Annual Dividend per Share Sharing Cash Flow Growth Consistent history of dividend increases to return capital to investors +391% Platform | Portfolio | Balance Sheet | Company 25

Long-Term Value Creation Generating outperformance over the long term Platform | Portfolio | Balance Sheet | Company 26 1. Market cap weighted total shareholder return for PSA, EXR, LSI as of December 31, 2022 0% 50% 100% 150% 200% 250% 300% 350% 400% 450% 500% 12/31/2012 12/31/2013 12/31/2014 12/31/2015 12/31/2016 12/31/2017 12/31/2018 12/31/2019 12/31/2020 12/31/2021 10-Year Total Shareholder Return vs. Peer Average CUBE Storage Peer Avg +293% +211% 1

Environmental Highlights Minimizing our environmental impact for long-term sustainability Environmental Targets Established targets to reduce consumption and greenhouse gas emissions. Through 2021, we made significant progress against these targets with a 19.2% like-for-like reduction in Scope 1 & 2 GHG emissions.1 Solar Program Added solar panels to 97 owned stores with projects underway to add solar to an additional 29 stores.2 In 2021, our stores produced 7.8 million kWh of renewable energy, an 18.8% increase from 2020. HVAC Upgrades In 2021, we substantially completed our 3-year capital project to upgrade our HVAC systems, which will lower our CFC emissions at those stores. Platform | Portfolio | Balance Sheet | Company 27 1. Reduction against 2019 baseline. Like-for-like defined as the set of stores owned for the entirety of the period January 1, 2019 through December 31, 2021 2. As of December 31, 2022

Social Highlights Investing in our team and communities Engagement & Development We value our teammates’ engagement. In 2022, our annual Teammate Engagement Survey had an 88% response rate. Our goal is to help our teammates grow with our company. Last year over 446 teammates were promoted into new roles. We supported this goal through an average of 16 hours of training per teammate. Diversity, Equity, and Inclusion We believe our business is better because of the diversity of our team. Our Philosophy Regarding Respect in the Workplace defines our approach to diversity, inclusion, and treatment of differences and is acknowledged by all teammates. Our Policy on Equal Employment Opportunity prohibits discrimination in all aspects of employment. Community Engagement We are proud to serve the communities in which we operate. Through our volunteering and fundraising efforts, we’ve supported numerous local charities and community organizations. Supply Chain & Human Rights We established the CubeSmart Code of Ethics, Conduct & Human Rights for Vendors and Suppliers to hold our partners to our own standards and ensure that we’re doing our part to protect human rights and promote ethical conduct. Platform | Portfolio | Balance Sheet | Company 28

Strong Corporate Governance Supporting the long-term interest of all shareholders Shareholder Rights  Annual election of Trustees  Annual say-on-pay votes  Single voting class of stock  Shareholder right to call special meeting  Highest governance rating among our peers (per ISS) Board Practices  Separate Board Chair & Chief Executive Officer  Regular executive sessions of independent Trustees  Annual Board & Committee self-evaluations  Share ownership guidelines for Executive Officers and Trustees  Anti-hedging & anti-pledging policies  Code of Business Conduct & Ethics for employees and Trustees  Risk oversight by Board and Committees  Wide range of relevant experience and diversity among Trustees 44% Diversity 89% Independent Platform | Portfolio | Balance Sheet | Company 29 Racial/Ethnic Diversity Gender Diversity Gender & Racial/Ethnic Diversity

Operational Performance Strong fundamentals provide strong outlook for future growth 93.0% -130 bps YOY 88.0% 90.0% 92.0% 94.0% 96.0% 98.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Same-Store Occupancy1 2021 2022 2023 0 5,000 10,000 15,000 20,000 25,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Same-Store Rentals1 2022 2023 - 10,000 20,000 30,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Same-Store Vacates1 2022 2023 30 \ 1. Results for the 2023 Same-Store pool 2. Same-Store results for the three months ended March 31, 2023 6.9% Revenue growth 1.0% Expense growth 9.1% NOI growth 2023 Same-Store Results 2